As filed with the Securities and Exchange Commission
                                on April 9, 2001


--------------------------------------------------------------------------------
                                                    Registration No. 333-56836

--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


     |X| Pre-Effective Amendment No. 1     |_| Post-Effective Amendment No. __


                   CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                           (formerly, DLJ Focus Funds)
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (212) 875-3000

                              466 Lexington Avenue
                            New York, New York 10017
               (Address of Principal Executive Offices) (Zip code)

                                Hal Liebes, Esq.
                   Credit Suisse Warburg Pincus Capital Funds
                              466 Lexington Avenue
                            New York, New York 10017
                     (Name and address of Agent for Service)

                                 With copies to:

       Rose F. DiMartino, Esq.                       Earl D. Weiner, Esq.
      Willkie Farr & Gallagher                       Sullivan & Cromwell
         787 Seventh Avenue                            125 Broad Street
       New York, NY 10019-6099                        New York, NY 10004

Approximate date of public offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest, $.01 par value per share.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDEMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

                                   CONTENTS OF
                             REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                          CREDIT SUISSE WARBURG PINCUS
                           SMALL COMPANY VALUE II FUND
                             Your Vote Is Important


Dear Shareholder:


      We are pleased to invite you to attend a special meeting (the "Meeting") of the shareholders of Credit Suisse Warburg Pincus Small Company Value II Fund, Inc. (formerly the Warburg, Pincus Small Company Value II Fund, Inc.) (the "Acquired Fund"). The Board of Directors of the Acquired Fund has recently reviewed and unanimously endorsed a proposal for the Acquired Fund to be acquired by Credit Suisse Warburg Pincus Small Company Value Fund (formerly the DLJ Small Company Value Fund) (the "Acquiring Fund"), a series of Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds) (the "Acquiring Trust"). The Acquiring Fund is a similar fund managed by your Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund. You are being asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected.


      The Acquired Fund's Board of Directors and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.


      As disclosed in the attached prospectus/proxy statement, the Acquisition is not expected to result in any material changes to the investment philosophy or operations of the Acquired Fund since the Acquired Fund and the Acquiring Fund have similar investment objectives and investment policies, although the Acquiring Fund has certain different investment limitations as compared to the Acquired Fund. Although the Acquiring Fund also has a different custodian, transfer agent and independent accountant, the quality and level of service provided currently to the Acquired Fund by CSAM are expected to continue as CSAM is the successor to DLJ Asset Management Group, Inc., the Acquiring Trust's previous investment adviser. Also, CSAM has agreed to limit expenses for the two-year period beginning on the date of the closing of the Acquisition. We will compute the net average annualized expense ratio over the 60-day period before the closing for your class and the class that you will receive and your expenses as a shareholder of the Acquiring Fund will not exceed the lower of the two for two years. The closing is expected to be on or about June 8, 2001.


         If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. Upon consummation of the Acquisition, you will become a shareholder of the Acquiring Fund, having received shares of the Acquiring Fund's Common Class shares with an aggregate net asset value equal to the aggregate net asset value of your investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the

      Acquisition. The Acquisition will, in the opinion of counsel, be free from federal income taxes to you, the Acquired Fund and the Acquiring Fund. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

      The Meeting will be held on May 25, 2001 to consider the Acquisition and the other matters being presented. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

      Detailed information about the proposal is described in the attached prospectus/proxy statement. THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. On behalf of the Board of Directors, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co, Inc., the Acquired Fund's proxy solicitor, Attn.: Dominic F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-800-290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

      Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

      Whichever voting method you choose, please read the full text of the prospectus/proxy statement before you vote.

      If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424 who will be pleased to assist you.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,


/s/ Hal Liebes
Hal Liebes
Secretary


April 10, 2001

                                                                  April 10, 2001


                   CREDIT SUISSE WARBURG PINCUS SMALL COMPANY
                                  VALUE II FUND


                      Important News For Fund Shareholders

      While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:    WHAT IS HAPPENING?

A: Credit Suisse Group ("Credit Suisse") has acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJ Asset Management Group, Inc. ("DLJAM"), the prior investment adviser of the Acquiring Fund, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, which is managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse, with global assets under management of approximately $298 billion. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.


      To reduce confusion in the marketplace by eliminating multiple, similar funds advised by the same investment adviser, CSAM is proposing to combine the assets of Credit Suisse Warburg Pincus Small Company Value II Fund, Inc. (formerly the Warburg, Pincus Small Company Value II Fund, Inc.) (the "Acquired Fund") with Credit Suisse Warburg Pincus Small Company Value Fund (the "Acquiring Fund"), a series of Credit Suisse Warburg Pincus Capital Funds, with the Acquiring Fund surviving the acquisition.


      You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition"). If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:    WHAT ARE THE DIFFERENCES BETWEEN THE ACQUIRED FUND AND THE ACQUIRING FUND?

A: The Acquisition is not expected to result in any material changes to the investment philosophy or operations of the Acquired Fund since the

      Acquired Fund and the Acquiring Fund have similar investment objectives and investment policies, although the Acquiring Fund has certain different investment limitations as compared to the Acquired Fund. The Acquiring Fund has the same investment adviser, co-administrators and distributor as the Acquired Fund. The custodian, transfer agent and independent accountant will change in connection with the Acquisition.

Q:    WHAT WILL HAPPEN TO FUND EXPENSES?

A: CSAM, each Fund's investment adviser, has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition, to the extent necessary to maintain the net average annualized expense ratio of the Common Class of the Acquiring Fund at the lower of that of (a) the net average annualized expense ratio of the Common Class of the Acquiring Fund at the closing of the Acquisition or
      (b) the net average annualized expense ratio of the class of the Acquired Fund that such holder will surrender at such closing, in each case measured over the 60-day period ending on the closing of the Acquisition. In other words, we will compute the net average annualized expense ratio over the 60-day period before the closing for your class and the class that you will receive and your expenses as a shareholder of the Acquiring Fund will not exceed the lower of the two for two years. The expense ratio of a class of a Fund during the 60-day computation period could be higher than as presented in this Prospectus/Proxy Statement due to redemptions of Fund shares prior to the Acquisition or for other reasons. The closing of the proposed Acquisition is expected to be on or about June 8, 2001.

Q:    WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board members of the Acquired Fund believe that you may benefit from the proposed Acquisition, in part, because it will result in a single larger fund with a potentially lower expense ratio and will eliminate confusion in the marketplace associated with there being two small company value-oriented funds managed by the same investment adviser. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:    WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax-free event. Generally, shareholders of the Acquired Fund will not incur capital gains or losses on the conversion from the Acquired Fund to the Acquiring Fund. Shareholders will incur capital gains or losses if they sell their shares in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective.

      Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing date. Please note that retirement accounts are exempt from such tax consequences.

Q:    WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:    HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT AFFILIATED WITH THE ACQUIRED FUND OR CSAM, RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

Q:    WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-800-290-6424.

Q:    HOW CAN I VOTE MY SHARES?

A:    Please choose one of the following options to vote your shares:

      o     By mail, with the enclosed proxy card;

      o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-800-290-6424;

      o     By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
            Dominic F. Maurillo, at 212-269-2796;

      o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      o     In person at the special meeting.

Q:    WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A:    No. CSAM or its affiliates will bear these costs.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                   CREDIT SUISSE WARBURG PINCUS SMALL COMPANY
                               VALUE II FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on May 25, 2001


      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Credit Suisse Warburg Pincus Small Company Value II Fund, Inc. (formerly the Warburg, Pincus Small Company Value II Fund, Inc.) (the "Acquired Fund") will be held at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on May 25, 2001, commencing at 12:00 p.m. for the following purposes:


      1. To approve an Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Warburg Pincus Small Company Value Fund (the "Acquiring Fund"), a series of Credit Suisse Warburg Pincus Capital Funds, all of the Acquired Fund's assets in exchange for shares of the Common Class of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be dissolved;

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL.

      The Board of Directors of the Acquired Fund has fixed the close of business on March 15, 2001, as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

      o     By mail, with the enclosed proxy card(s);

      o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-800-290-6424;

      o     By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
            Dominic F. Maurillo, at 212-269-2796;

      o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      o     In person at the Meeting.

      If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424.

               It Is Important That Proxies Be Returned Promptly.

By Order of the Board of Directors,


/s/ Hal Liebes
Hal Liebes
Secretary


April 10, 2001


            Your Prompt Attention to the Enclosed Proxy Will Help to
                   Avoid the Expense of Further Solicitation.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                               Valid Signatures
         ------------                               ----------------

         Corporate Accounts

         (1)  ABC Corp.                             ABC Corp.

         (2)  ABC Corp.                             John Doe, Treasurer

         (3)  ABC Corp.
              c/o John Doe, Treasurer               John Doe

         (4)  ABC Corp. Profit Sharing Plan         John Doe, Trustee

         Trust Accounts

         (1)  ABC Trust                             Jane B. Doe, Trustee

         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                        Jane B. Doe

         Custodial or Estate Accounts

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA         John B. Smith

         (2)  John B. Smith                         John B. Smith, Jr., Executor

                       THIS PAGE INTENTIONALLY LEFT BLANK

                           PROSPECTUS/PROXY STATEMENT
                                  April 9, 2001

                                 PROXY STATEMENT
                   CREDIT SUISSE WARBURG PINCUS SMALL COMPANY
                               VALUE II FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                   800-WARBURG


                                   PROSPECTUS
             CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND,
             a series of CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS
                              466 Lexington Avenue
                            New York, New York 10017
                                  800-225-8011


      This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Warburg Pincus Small Company Value II Fund, Inc. (formerly the Warburg, Pincus Small Company Value II Fund, Inc.) (the "Acquired Fund"), an open-end, diversified management investment company organized as a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors for use at a Special Meeting of Shareholders to be held on May 25, 2001 at 12:00 p.m. (the "Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposals to be considered are set forth below:


      1.    to approve an Agreement and Plan of Reorganization (the "Plan");

      2. to transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

      Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Warburg Pincus Small Company Value Fund (formerly the DLJ Small Company Value
Fund) (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds"), a series of Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds) (the "Acquiring Trust"), an open-end, diversified management investment company organized as a Massachusetts business trust, all of the Acquired Fund's assets in exchange for shares of the Common Class of the

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be dissolved (hereinafter collectively referred to as the "Acquisition").

      As disclosed herein, the proposed Acquisition is not expected to result in any material changes to the investment philosophy or operations of the Acquired Fund since the Acquired Fund and the Acquiring Fund have similar investment objectives and investment policies, although the Acquiring Fund has certain different investment limitations as compared to the Acquired Fund. The investment objective of the Acquired Fund is long-term capital appreciation and, similarly, the investment objective of the Acquiring Fund is a high level of growth of capital. The Acquired Fund pursues its objective by investing in equity securities of "small" U.S. value companies. Current income is a secondary consideration in selecting portfolio investments. The Acquiring Fund pursues its objective by investing in common stock and other equity securities of small capitalization companies employing a value-oriented investment approach. The Acquiring and Acquired Funds define a "small" company slightly differently: the Acquiring Fund considers a company to be small if it has a market capitalization of $2 billion or less at the time of purchase, whereas the Acquired Fund considers a company to be small if its capitalization, at the time of purchase, is within the range of capitalization of companies in the Russell 2000 Index (between $4 million and $6.1 billion as of December 31, 2000). Neither Fund is required to dispose of investments that outgrow the definition of small company after purchase. Consequently, the investment objective and policies of the Acquiring Fund are similar to those of the Acquired Fund, except as described herein and under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement. Credit Suisse Asset Management, LLC, the investment adviser for the Acquiring Fund ("CSAM"), and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC"), co-administrators of the Acquiring Fund, serve in the same capacities for the Acquired Fund, although the custodian, transfer agent and independent accountant will change in connection with the Acquisition.

      As a result of the proposed Acquisition, each Common Class and Advisor Class shareholder of the Acquired Fund will receive that number of shares of the Common Class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Acquisition. All expenses of the Acquisition and of this solicitation will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. This transaction is structured to be tax-free for federal income tax purposes to shareholders of the Acquired Fund and to each of the Acquired Fund and the Acquiring Fund.

      This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about April 12, 2001. A Statement of Additional Information, dated April 9, 2001, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling 1-800-225-8011.


      The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.


o The current Prospectus of the Acquiring Fund, dated February 28, 2001, as supplemented on April 6, 2001. The Acquiring Fund's Prospectus accompanies this Prospectus/Proxy Statement.


o The current Common Class Prospectus and Advisor Class Prospectus of the Acquired Fund, each dated February 28, 2001, and the Shareholder Guide, which accompanies the Common Class Prospectus. Copies may be obtained without charge by writing to the Acquiring Fund at the address on the cover page of this Prospectus/Proxy Statement or by calling 1-800-225-8011.

o The Annual Report of each of the Acquired Fund and of the Acquiring Fund for the fiscal year ended October 31, 2000. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement. The Acquired Fund's most recent Annual Report to shareholders is available upon request without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling 1-800-WARBURG.

      Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

                                TABLE OF CONTENTS

PROPOSAL - APPROVAL OF THE PLAN................................................1


   Summary.....................................................................1
   Risk Factors................................................................5
   Reasons for the Acquisition.................................................6
   Fee Table...................................................................7
   Information About the Acquisition...........................................9
   Total Returns..............................................................13
   Share Ownership of the Funds...............................................14
   Comparison of Investment Objectives and Policies...........................15
   Determination of Net Asset Value of Shares of the Acquiring Fund...........19
   Management of Each Fund....................................................19
   Interest of CSAM in the Acquisition........................................20
   Information on Shareholders' Rights........................................21
   Conclusion.................................................................23
   Required Vote..............................................................23

ADDITIONAL INFORMATION........................................................23

VOTING INFORMATION............................................................24

OTHER BUSINESS................................................................25

FINANCIAL STATEMENTS AND EXPERTS..............................................25

ADDITIONAL MATERIALS..........................................................26

VALIDITY OF SHARES............................................................26



EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION.............................A-1

                         PROPOSAL - APPROVAL OF THE PLAN

Summary

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUSES OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

      Proposed Acquisition. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plan also calls for the distribution of Common Class shares of the Acquiring Fund to the Acquired Fund's Common Class and Advisor Class shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each holder of Common Class and Advisor Class shares of the Acquired Fund will become the owner of that number of full and fractional Common Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition -- Agreement and Plan of Reorganization."

      Because the Acquiring Fund is a series of the Acquiring Trust, it does not have a Board of Trustees separate from the other series of the Acquiring Trust. Accordingly, when we refer to the "Trustees of the Acquiring Fund" or the "Board of Trustees of the Acquiring Fund" elsewhere in this prospectus/proxy statement, we mean the Trustees and the Board of Trustees of the Acquiring Trust.

      For the reasons set forth below under "Reasons for the Acquisition," the Board of Directors of the Acquired Fund, including the Directors of the Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Trustees of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

      Approval of the Acquisition of the Acquired Fund will require the affirmative vote of a majority of the Acquired Fund's outstanding shares, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." In the event that the Plan is not approved by shareholders of the Acquired Fund, the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

      Tax Consequences. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition will be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

      Investment Objectives and Policies. The proposed Acquisition is not expected to result in any material changes to the investment philosophy or operations of the Acquired Fund since the Acquired Fund and the Acquiring Fund have similar investment objectives and investment policies, although the Acquiring Fund has certain different investment limitations as compared to the Acquired Fund. The investment objective of the Acquired Fund is long-term capital appreciation and, similarly, the investment objective of the Acquiring Fund is a high level of growth of capital. The Acquired Fund pursues its objective by investing in equity securities of "small" U.S. value companies. Current income is a secondary consideration in selecting portfolio investments. The Acquiring Fund pursues its objective by investing in common stock and other equity securities of small capitalization companies employing a value-oriented investment approach. The Acquiring Fund is not intended for investors whose principal objective is assured income or preservation of capital. The Acquiring and Acquired Funds define a "small" company slightly differently: the Acquiring Fund considers a company to be small if it has a market capitalization of $2 billion or less at the time of purchase, whereas the Acquired Fund considers a company to be small if its capitalization, at the time of purchase, is within the range of capitalization of companies in the Russell 2000 Index (between $4 million and $6.1 billion as of December 31, 2000). Neither Fund is required to dispose of investments that outgrow the definition of small company after purchase. Consequently, the investment objective and policies of the Acquiring Fund are similar to those of the Acquired Fund, except as otherwise described herein. The investment objective of each Fund is a fundamental policy which means that it can not be changed without shareholder approval. The other investment policies and fundamental and non-fundamental investment limitations of the Acquiring Fund are similar to those of the Acquired Fund except for differences noted below under "Comparison of Investment Objectives and Policies."

      Purchase and Redemption Procedures. Except as otherwise indicated in this section, the Funds have similar policies with respect to purchases, redemptions and exchanges of shares. Common Class shares of the Acquiring

Fund are available for purchase by Common Class and Advisor Class shareholders of the Acquired Fund and generally by other individuals. Advisor Class shares of the Acquired Fund are offered through the Fund's distributor and various financial intermediaries. Each Fund's Common Class shares may be purchased directly from the Fund, through the Fund's distributor and through various financial intermediaries. Shares of the Common Class of the Acquired Fund require a minimum initial investment of $2,500, and a minimum additional investment of $100 if made by check, although this amount varies based on the method of payment. As of the Closing Date, Common Class shares of the Acquiring Fund require a minimum additional investment of $100 and offer the same privileges currently available to Common Class shareholders of the Acquired Fund, such as an automatic monthly investment plan, a dividend direction option or a systematic withdrawal plan. Both Funds require that requests for redemptions of large amounts be made in writing and be accompanied by a signature guarantee. Both Funds also reserve the right to take actions designed to discourage frequent or excessive trading associated with market timing.

      You should also note that certain financial institutions who make shares of the Acquired Fund available to their customers may not distribute shares of the Acquiring Fund. Please see the Prospectuses and Shareholder Guide, as applicable, of each of the Acquiring Fund and the Acquired Fund for more detailed information on purchasing and redeeming shares of the relevant Fund.

      Sales Charges. Common Class shares of the Acquiring Fund and Common Class shares of the Acquired Fund are sold at net asset value per share and without an initial or contingent deferred sales charge, but are subject to the same 12b-1 fee of 0.25% per annum of average daily net assets. Advisor Class shares of the Acquired Fund are subject to a 12b-1 fee of up to 0.75% per annum, although the current 12b-1 fee is 0.50% per annum. Each Fund has compensation type 12b-1 plans in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.



Exchange Privileges. The exchange privileges available to shareholders of the Acquiring Fund are similar to those available to shareholders of the Acquired Fund. Although each Fund is now part of the Credit Suisse Warburg Pincus family of Funds, the Acquiring Fund previously was a member of the DLJ Mutual Funds whereas the Acquired Fund previously was a member of the Warburg Pincus Funds. Shareholders of each Fund presently may exchange at net asset value all or a portion of their shares for shares of the same class of other mutual funds in their respective former fund families at their respective net asset values, provided that such Fund offers the relevant class of shares. For former Acquired Fund shareholders, the funds available for exchange immediately after the Acquisition will consist of those Credit Suisse Warburg Pincus funds previously called the DLJ Mutual Funds offering Common Class shares. Exchanges from the Acquiring Fund into a fund in the former Warburg Pincus family of funds (and vice versa) would not be permitted. It is anticipated that, at such time as the transfer agent of all the Credit Suisse Warburg Pincus Funds is changed to be the same, exchanges between all the funds in the family will be permitted. This change is expected to occur on or before July 1, 2001. Between the Closing Date and this date, if a former Acquired Fund shareholder wishes to exchange shares in the Acquiring Fund for shares of a fund in the former Warburg Pincus family of funds, that shareholder would be required to place both a sale order with the Acquiring Fund and a purchase order with the relevant fund Although the tax consequences of that sale/purchase would be the same as those of any exchange, the sale and purchase transactions would be effected on successive business days, unlike an exchange which is effected on a single day.

      Exchanges may be effected by mail or by telephone. Exchanges must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. Each of the Acquired Fund and the Acquiring Fund may refuse exchange purchases at any time without prior notice. The exchange privilege may be modified or terminated at any time upon 30-days' notice to shareholders.

      The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Please see the Prospectuses and Shareholder Guide, as applicable, of each of the Acquiring Fund and the Acquired Fund for more detailed information on exchanging shares of the relevant Fund.


      Dividends. The Acquiring Fund and the Acquired Fund each distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant Fund unless a shareholder elects otherwise. Each Fund declares and pays dividends, if any, from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, of each Fund will be distributed once a year. It is expected that the Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. If paid as of March 31, 2001, the amount of this dividend would have been $1.16 per Common Class share of the Acquired Fund, consisting entirely of net realized capital gains. The amount of such dividend with respect to the Advisor Class of the Acquired Fund would have been slightly lower due to its higher expenses. The amount of any dividend actually paid prior to the Closing Date may be higher or lower than this amount (perhaps materially so), depending on a number of factors, such as changes in the value of Acquired Fund holdings and net redemptions of Acquired Fund shares. See "Distributions" in the Prospectus of the Acquired Fund.


      Shareholder Voting Rights. The Acquiring Trust and the Acquired Fund are each registered with the SEC as open-end, diversified management investment companies. The Acquiring Fund is a series of a Massachusetts business trust, having a Board of Trustees. The Acquired Fund is a Maryland corporation with a Board of Directors. Shareholders of each Fund have similar voting rights. Neither Fund holds a meeting of shareholders annually, except as required by the 1940 Act or other applicable law. The Acquired Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting, provided, however, that the matter to be considered at such special meeting of shareholders is not substantially the same as a matter voted on at a special meeting of shareholders held during the preceding 12 months. The Acquiring Fund's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") provides that a special meeting of shareholders will be called at the written request of shareholders holding at least 10% of the outstanding shares of the Fund. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence of one-third of the votes to be cast at a shareholder meeting of the Acquired Fund will constitute a quorum whereas the presence of a majority of shares of the Acquiring Fund at a meeting will constitute a quorum.

      Under the laws of The Commonwealth of Massachusetts, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. In addition, under the laws of the State of Maryland, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights -- Voting Rights."

Risk Factors

      The investment objectives of the Acquiring Fund (i.e., high level of growth of capital) and the Acquired Fund (i.e., long-term capital appreciation) are similar, and the investment policies of the Acquiring Fund and the Acquired Fund (and the risks related thereto) along with each Fund's "small company value" orientation are, except as noted herein, similar. The principal risk factors affecting both the Acquiring Fund and the Acquired Fund are (i) market risk and (ii) the risk of investing in start-up and other small companies. The Acquiring Fund is not intended for investors whose principal objective is assured income or preservation of capital. The Acquiring Fund may not invest in restricted securities, although securities freely saleable among certain institutional investors pursuant to Rule 144A under the Securities Act are not considered "restricted securities" for purposes of this limitation. The Acquired Fund can invest up to 10% of its net assets in restricted securities. The Acquiring Fund can have greater exposure to the risks associated with investing in non-U.S. securities as the Acquiring Fund may invest up to 20% of its total assets in non-U.S. securities, while the Acquired Fund may invest up to 10% of its total assets. The Acquiring Fund may also invest in "special situation" companies. These companies have a value that may be affected by particular developments unrelated to business conditions generally such as a development particularly or uniquely applicable to that company. If the development does not occur, the value of the investment may decline. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in that Fund.

Reasons for the Acquisition

      The Board of Directors of the Acquired Fund has unanimously determined that it is in the best interest of the Acquired Fund to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

            1. the Acquisition will result in a single larger fund, thereby eliminating confusion in the marketplace associated with there being two "small company value" oriented funds managed by CSAM;

            2. the Acquisition may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

            3. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in a limited number of equity securities and the ability to command more attention from brokers and underwriters of portfolio securities;

            4.    the performance record of the Acquiring Fund;

            5.    the terms and conditions of the Acquisition;

            6. the similar investment objectives, investment philosophies, investment policies and restrictions of the Acquiring Fund in relation to those of the Acquired Fund;

            7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Fund;

            8. the federal tax consequences of the Acquisition to the Acquired Fund, the Acquiring Fund and the shareholders of each Fund, and that a legal opinion will be rendered that no recognition of gain or loss for federal income tax purposes will occur as a result of the Acquisition to any of them;

            9. the possibility of alternative transactions, including the possibility of a transaction with a fund that is not managed by CSAM;

            10. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

            11. CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition, to the extent necessary to maintain the average annualized expense ratio of the Common Class of the Acquiring Fund (after waivers) at the lower of that of (i) the net average annualized expense ratio of the Common Class of the Acquiring Fund at the closing of the Acquisition or (ii) the net average annualized expense ratio of the class of the Acquired Fund that such holder will surrender at such closing, in each case measured over the 60-day period ending on the Closing Date;

            12. that the expenses of the Acquisition will be borne by CSAM or its affiliates; and

            13. that no sales or other charges will be imposed in connection with the Acquisition.

      In light of the foregoing, the Board of Directors of the Acquired Fund, including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. The Board of Directors of the Acquired Fund has also determined that the Acquisition would not result in a dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board did not give equal weight to each factor.

      The Board of Trustees of the Acquiring Fund has also determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Acquiring Fund's Board of Trustees considered, among other things, (1) the terms and conditions of the Acquisition, (2) CSAM's representation that, to its knowledge, there are no claims, or circumstances that are reasonably likely to give rise to claims, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, (3) CSAM's covenant that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Acquisition, against CSAM or its affiliates by reason of any failure to act by CSAM or its affiliates prior to the Closing Date and (4) representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Trustees of the Acquiring Fund, including a majority of the Independent Trustees, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

Fee Table

      Following is a table showing current fees and expenses of the Common Class shares and Advisor Class shares of the Acquired Fund, holders of which will receive the Common Class shares of the Acquiring Fund upon closing of the Acquisition and the costs and expenses of Common Class shares of the Acquiring Fund before and after giving effect to the Acquisition. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

                      Total Annual Fund Operating Expenses
    (expenses that are deducted from fund assets -- reflecting current fees)

---------------------------------------------------------------------------------------------
                                                                               Credit Suisse
                                                                                  Warburg
                                                                                Pincus Small
                                                                                  Company
                                                                                 Value Fund
                                              Acquiring Fund     Acquired Fund    Pro Forma
---------------------------------------------------------------------------------------------
                                                                                  (Common
Before Fee Waivers And                                        Common    Advisor  Class After
Reimbursements                                  Common Class   Class*    Class*  Acquisition)
---------------------------------------------------------------------------------------------
Transaction Expenses:
Maximum sales charge imposed on
purchases (as a percentage of offering price)        None       None       None     None
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (as a
percentage of original purchase price, or
redemption proceeds, as applicable)                  None       None       None     None
---------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
   Management fees                                    .81%      1.00%     1.00%      .79%
   12b-1 fees                                         .25%        25%      .50%      .25%
   Other expenses                                     .42%       .74%      .74%      .42%
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.48%      1.99%     2.24%     1.46%**
---------------------------------------------------------------------------------------------
*Fee waivers and expense reimbursements or credits reduced expenses for the
Acquired Fund during its most recent fiscal year but may be discontinued at any time.
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                 Credit Suisse
                                                                                    Warburg
                                                                                 Pincus Small
                                                                                    Company
                                                                                   Value Fund
                                                 Acquiring Fund   Acquired Fund    Pro Forma
---------------------------------------------------------------------------------------------
                                                                                    (Common
  After Fee Waivers And                                         Common     Advisor Class After
  Reimbursements                                 Common Class    Class      Class  Acquisition)
---------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
     Management fees                                   .81%       .84%       .84%     .68%
     12b-1 fees                                        .25%       .25%       .50%     .25%
     Other expenses                                    .29%       .65%       .65%     .42%
---------------------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                1.35%***   1.74%      1.99%    1.35%**
---------------------------------------------------------------------------------------------

** CSAM has agreed to reimburse expenses, for the two year period beginning on the date of the closing of the Acquisition, to the extent necessary to maintain the net average annualized expense ratio of the Common Class of the Acquiring Fund at the lower of that of (i) the net average annualized expense ratio of the Common Class of the Acquiring Fund at the closing of the Acquisition or (ii) the net average annualized expense ratio of the class of the Acquired Fund that such holder will surrender at such closing, in each case measured over the 60-day period ending on the closing of the Acquisition. The expense ratio of a Fund during the 60-day computation period could be higher than that shown above, due to redemptions of Fund shares prior to the Acquisition or for other reasons. If this occurred, the level at which Acquiring Fund expenses would be waived and/or reimbursed could be higher than that shown above. In addition, there can be no assurance that Acquiring Fund expenses will not increase following the two-year period.

*** Effective February 1, 2001, CSAMSI and PFPC began providing administrative services to the Acquiring Fund. Administrative services previously were provided by DLJAM and CSAM without charge. Although these services are now provided for a total rate not to exceed .175% of average daily net assets, CSAM will limit average annual expenses of the Acquiring Fund from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by the Acquiring Fund, measured over the 60-day period ended on November 3, 2000. As a result, it is not anticipated that the Acquiring Fund's average annualized operating expense ratio will increase through November 3, 2002 as a result of the retention of new co-administrators. This limit is not reflected in the first fee table above.

Examples

The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the first table above (i.e., before fee waivers and expense reimbursements), except
(i) for the Acquiring Fund example, the waiver of fees described above for the period until November 3, 2002 has been taken into account and (ii) for the pro forma example, the waiver of fees described above for the two-year period beginning on the Closing Date has been taken into account. The examples also assume that all dividends and distributions are reinvested.

Assume you invest $10,000, each Fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
                                                                     Credit Suisse Warburg
                                                                         Pincus Small
                                                                           Company
                                                                          Value Fund
                    Acquiring Fund        Acquired Fund                    Pro Forma
---------------------------------------------------------------------------------------------
                     Common Class         Common Class     Advisor Class  Common Class
---------------------------------------------------------------------------------------------
     1 Year              $137                 $202             $227           $137
     3 Year               448                  624              700            440
     5 Year               789                1,073            1,200            776
     10 Year            1,751                2,317            2,575          1,727
---------------------------------------------------------------------------------------------

      The examples provide a means for an investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

Information About the Acquisition

      Agreement and Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the form of Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund on the Closing Date. The Closing Date is expected to be on or about June 8, 2001.

      Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m. New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of a Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus or Statement of Additional Information to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

      On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Common Class of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Common Class of shares of the Acquiring Fund due to each of the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a management investment company and dissolve as a Maryland corporation.

      The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the shareholders of the Acquired Fund. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Acquired Fund and the Acquiring Fund; (ii) by the Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

      Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the Acquisition.

      Approval of the Plan with respect to the Acquired Fund will require the affirmative vote of a majority of the Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of the Acquired Fund are entitled to one vote for each share. If the Acquisition is not approved by shareholders of the Acquired Fund, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

      Description of the Acquiring Fund Shares. Shares of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

      The Acquiring Fund has authorized five classes of common stock, called Class A shares, Class B shares, Class C shares, Class D shares and Common Class shares. Common Class shares of the Acquiring Fund will be issued to holders of Common Class shares and Advisor Class shares of the Acquired Fund. The Acquiring Fund intends to continuously offer Common Class shares after consummation of the Acquisition. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate net asset value and performance quotations in the same manner.

      Federal Income Tax Consequences. The exchange of assets of the Acquired Fund for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Acquisition:

      (1) the transfer of all of the Acquired Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

      (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund's shareholders;

      (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

      (5) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Acquisition will be the same as the aggregate tax basis of shares of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder (provided that such shares of the Acquired Fund were held as capital assets on the date of the Acquisition); and

      (6) the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Acquired Fund, followed by the taxable liquidation thereof.

      Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Acquisition, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

      Capitalization. The following table shows the capitalization of each Fund as of October 31, 2000 and the capitalization of the Acquiring Fund on a pro forma basis as of such date, after giving effect to the Acquisition.(1)

                                                                                 Credit Suisse
                                                                                 Warburg Pincus
                                                                                  Small Company
                              Acquired                             Pro Forma       Value Fund
                                Fund         Acquiring Fund       Adjustments       Pro Forma
-----------------------------------------------------------------------------------------------
  Net Assets - Fund Level     $26,432,873     $206,081,654               --      $232,514,527
           Common              26,403,491               --     ($26,403,491)               --
           Advisor                 29,382               --         ($29,382)               --
           Class A                     --      188,501,273               --       188,501,273
           Class B                     --       17,255,162               --        17,255,162
           Class C                     --          219,866               --           219,866
           Class D(2)                  --               --               --                --
           Common Class(3)             --          105,353       26,432,873        26,538,226

  Net Asset Value
           Common                  $13.57               --          ($13.57)               --
           Advisor                  13.45               --           (13.45)               --
           Class A                     --           $22.54               --            $22.54
           Class B                     --            21.95               --             21.95
           Class C                     --            21.94               --             21.94
           Class D(2)                  --               --               --                --
           Common Class(3)             --            22.62               --             22.62

  Shares Outstanding
           Common               1,945,293               --       (1,945,293)               --
           Advisor                  2,185               --           (2,185)               --
           Class A                     --        8,362,136               --         8,362,136
           Class B                     --          786,118               --           786,118
           Class C                     --           10,020               --            10,020
           Class D(2)                  --               --               --                --
           Common Class(3)             --            4,658        1,168,562         1,173,220
-----------------------------------------------------------------------------------------------

(1) Assumes the Acquisition had been consummated on October 31, 2000 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

(2) Class D of the Acquiring Fund had not commenced operations as of October 31, 2000.

(3) Class R shares have been redesignated Common Class shares of the Acquiring Fund.

Total Returns

      Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return (excluding sales charges) for the 1-year, 5-year, 10-year and since inception periods ended October 31, 2000 for each Fund:

                                       Acquiring Fund(2)                       Acquired Fund(3)
-----------------------------------------------------------------------------------------------

                                      Class A   Class B  Class C Common Class  Common  Advisor
-----------------------------------------------------------------------------------------------
  Average Annual Total Return(1)
  1-year                                21.69%   20.80%     n/a      n/a       22.56%  22.04%
  5-year                                11.43%     n/a      n/a      n/a         n/a     n/a
  10-year                               16.44%     n/a      n/a      n/a         n/a     n/a
  Since Inception                       13.38%    9.72%   22.16%    5.95%      12.76%  12.46%

  n/a = Not disclosed as the classes were not in existence during all of the period indicated.
-----------------------------------------------------------------------------------------------



(1) If CSAM or its predecessor had not temporarily waived fees and reimbursed expenses, the total returns shown above would have been lower for the Acquired Fund. Since inception performance with respect to Class C and Common Class are not annualized.


(2) Inception Date February 8, 1967 for Class A, February 28, 1996 for Class B, February 28, 2000 for Class C and August 1, 2000 for Common Class. Class D of the Acquiring Fund had not commenced operations as of October 31, 2000.

(3)   Inception Date December 29, 1995 for Common Class and Advisor Class.

Share Ownership of the Funds

      As of March 15, 2001 (the "Record Date"), the officers, Trustees or Directors of the Acquiring Fund and the Acquired Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of a Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.


Name                                                  Percent Owned as of Record Date
-------------------------------------------------------------------------------------
Acquired Fund                                                     Common      Advisor
-------------------------------------------------------------------------------------
Charles Schwab & Co.*                                             36.60%
Fidelity Investments Institutional Operations CNT*                12.49%
National Financial Services Corp.*                                 9.37%       27.80%
Merrill Lynch Pierce Fenner & Smith*                               5.47%

State Street Bank & Trust Cust. for the
   IRA of Peggy D. Polonky*                                                    23.10%
James Reid Montagne IRA E-Trade Custodian*                                     16.48%
Advanced Clearing FBO*                                                         15.85%
TRUSTLYNX & Co.*                                                               10.20%
Donaldson Lufkin Jenrette Securities Corp.*                                     5.37%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Name                                                              Percent Owned as of Record Date
-------------------------------------------------------------------------------------------------
                                                                                           Common
Acquiring Fund                                   Class A   Class B   Class C    Class D     Class
-------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette Securities Corp.*                          35.05%
Don & Annie Gaon                                                     17.44%
-------------------------------------------------------------------------------------------------


* Each Fund believes these entities are not the beneficial owners of shares held of record by them.

Comparison of Investment Objectives and Policies

      The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

      Investment Objectives. The investment objective of the Acquired Fund is long-term capital appreciation. The investment objective of the Acquiring Fund is a high level of growth of capital. The Acquiring Fund is not intended for investors whose principal objective is assured income or preservation of capital. Each Fund's investment objective is a fundamental policy that can not be changed without the approval of the respective shareholders. There can be no assurance that either Fund will achieve its investment objective.

      Primary Investments. To pursue its investment objective, the Acquired Fund invests in equity securities of small U.S. value companies (at least 65% of assets, under normal market conditions). Current income is a secondary consideration in selecting portfolio investments. The Acquired Fund's adviser defines value companies as companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. The Acquired Fund's adviser determines value based upon research and analysis, taking all relevant factors into account. The Acquired Fund considers a company to be small if its capitalization, at the time of purchase, is within the range of capitalization of companies in the Russell 2000 Index (between $4 million and $6.1 billion as of December 31, 2000). The Acquired Fund expects to invest primarily in the following types of equity securities: common stocks and preferred stock; securities convertible into common stocks; and securities such as rights and warrants, whose values are based on common stock.

      To pursue its investment objective, the Acquiring Fund invests primarily in equity securities of small market capitalization companies (at least 65% of assets, under normal market conditions), including common stock, securities convertible into common stock, preferred stock, other equity securities, bonds or certain other debt securities. The Acquiring Fund considers small companies to be companies with market capitalizations of $2 billion or less at the time of purchase. The adviser seeks securities that appear to be underpriced. The adviser looks for stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. The Acquiring Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment.

      The Acquiring Fund may invest up to 35% of its assets in investment grade debt securities and may invest up to 20% of its assets in foreign securities, whereas the Acquired Fund is subject to a corresponding 20% and 10%, respectively, of total assets limitation. The Acquiring Fund invests in both listed and unlisted securities, although the Acquiring Fund may not invest in restricted securities (as compared to a limitation of up to 10% of net assets for the Acquired Fund) but may invest in securities freely saleable among certain institutional investors pursuant to Rule 144A under the Securities Act. Like the Acquired Fund, the Acquiring Fund may enter into derivative transactions, but the Acquiring Fund is generally subject to more stringent limitations as to the types of derivative transactions which may be entered into as well the purposes for which they are intended.

      Investment Limitations. The Acquired Fund and the Acquiring Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares. Each Fund has substantially similar fundamental investment limitations with respect to issuer concentration; industry concentration; making loans; underwriting securities; purchasing securities on margin; purchasing or selling real estate; and issuing senior securities. Each Fund has a different fundamental investment limitation with respect to borrowing as the Acquiring Fund is limited to 15% of its total assets, while the Acquired Fund is limited to 30% of its total assets. While the Acquired Fund has fundamental investment limitations which prohibit investing in short sales and oil, gas or mineral exploration or development programs, the Acquiring Fund has no stated limitations in this context. While the Acquired Fund has a fundamental limitation which prohibits investing in commodities, except it may purchase and sell futures contracts, the Acquiring Fund may invest in commodities for hedging purposes. While the Acquiring Fund has a fundamental investment limitation which prohibits investing in restricted securities, the Acquired Fund is subject to a non-fundamental limitation of up to 10% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Although each Fund has substantially similar limitations with respect to pledging, mortgaging or hypothecating its assets and making additional investments if borrowing exceeds 5% of assets, the Acquiring Fund's limitations are fundamental while the Acquired Fund's limitations are non-fundamental. While the Acquiring Fund has a fundamental investment limitation which prohibits investing in companies for the purpose of exercising control or management, the Acquired Fund has no stated limitation in this context. Each Fund has substantially similar non-fundamental limitations with respect to investing in other investment companies. Each Fund has a different non-fundamental investment limitation with respect to investing in warrants, options, futures and options thereon, securities lending, and when-issued securities and forward commitments (see table below).

      Certain Investment Practices. For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for the Acquired Fund in the Acquired Fund's Prospectuses.

Key to Table:

      |X|      Permitted without limitation; does not indicate actual use

      20%(I) Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

      20%(R) Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

      |_|      Permitted, but not expected to be used to a significant extent

      --       Not permitted

----------------------------------------------------------------------------------------------------------
Investment Practice                                                                   Limit
----------------------------------------------------------------------------------------------------------
                                                                          Acquiring             Acquired
                                                                             Fund                 Fund
==========================================================================================================
Borrowing. The borrowing of money from banks to meet                        15%(R)                 30%(R)
redemptions or for other temporary or emergency purposes.            only 5% permitted for
Speculative exposure risk.                                            purposes other than
                                                                      meeting redemptions

Convertible securities. Bond or preferred stock                               |X|                   |X|
convertible to common stock of an issuer. Correlation,
credit, hedged exposure, liquidity, market, speculative
exposure risks.

Hedging transactions. Instruments, such as options,                           |X|                   |X|
futures or forwards, intended to manage fund exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of
foreign currency at a specified price and future date.(1)
Correlation, credit, currency, hedged exposure, liquidity,
political, valuation risks.


Foreign Securities. Securities of foreign issuers. May                       20%(R)                10%(R)
include depositary receipts. Currency, Information,
market, political, valuation risks.


Futures and options on futures. Exchange-traded contracts                      5%                   |_|
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock
indexes. Futures obligate the fund (or give it the right,
in the case of options) to receive or make payment at a
specific future time based on those future changes. (1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)

Investment companies. Investments in other investment                    To the extent          To the extent
companies. Market, liquidity, operational risks.                       permitted by the        permitted by the
                                                                           1940 Act                1940 Act

Investment-grade debt securities. Debt securities rated                     35%(R)                   20%(R)
within the four highest grades (AAA/Aaa through BBB/Baa)
by Standard & Poor's or Moody's rating service, and
unrated securities of comparable quality. Credit,
interest-rate, market risks.

----------------------------------------------------------------------------------------------------------
Investment Practice                                                                   Limit
----------------------------------------------------------------------------------------------------------
                                                                          Acquiring             Acquired
                                                                             Fund                 Fund
==========================================================================================================
Mortgage-backed and asset-backed securities. Debt                            |_|                   |_|
securities backed by pools of mortgages, including
passthrough certificates and other senior classes of
collateralized mortgage obligations (CMOs), or other
receivables. Credit, extension, interest-rate, liquidity,
prepayment risks.

Non-investment-grade debt securities. Debt securities and                     --                    10%(R)
convertible securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or Moody's rating
service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.

Options. Instruments that provide a right to buy (call)  or                  10%(R)                 25%(I)
sell (put) a particular security or an index of securities
at a fixed price within a certain time period. A fund may
purchase and write both put and call options for hedging
or speculative purposes.(1) Correlation, credit, hedged
exposure, liquidity, market, speculative exposure risks.

Restricted and other illiquid securities. Securities with                     --                    10%(I)
restrictions on trading, or those not actively traded. May            May invest 10% in
include private placements. Liquidity, market, valuation            instruments having no
risks.                                                                  ready market

Securities lending. Lending portfolio securities to                         25%(R)                 33 1/3%(R)
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market, operational risks.

Short sales. Selling borrowed securities with the                             --                      --
intention of repurchasing them for a profit on the                      Shorts sales             Shorts sales
expectation that the market price will drop. If a fund                "against the box"       "against the box"
were to take short positions in stocks that increase in                are permitted up        are permitted up
value, then it would be likely to underperform similar                 to 10% of net            to 10% of net
mutual funds that do not take short positions. Liquidity,                  assets                   assets
market, speculative exposure risks.

Single industry. Companies within a single industry.                       25%(R)                    25%(R)
Correlation, market, operational risks.                                  except US                 except US
                                                                         government                government
                                                                         instruments               instruments

Special-situation companies. Companies experiencing                           |X|                     |X|
unusual developments affecting their market values.
Special situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
a fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.

Start-up and other small companies. Companies with small                      |X|                     |X|
relative market capitalizations, including those with                  Limited to 10% for
continuous operations of  less than three years.                       start-up companies
Information, liquidity, market, valuation risks.

Temporary defensive tactics. Placing some or all of a                         |_|                     |_|
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a fund's
principal investment strategies and might prevent a fund
from achieving its goal.

Warrants. Options issued by a company granting the holder                    5%(R)                   10%(I)
the right to buy certain securities, generally common
stock, at a specified price and usually for a limited
time. Liquidity, market, speculative exposure risks.

When-issued securities and forward commitments. The                           |_|                    20%(R)
purchase or sale of securities for delivery at a future
date; market value may change before delivery. Liquidity,
market, speculative exposure risks.

--------------------------------------------------------------------------------
(1) The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.
(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

Determination of Net Asset Value of Shares of the Acquiring Fund

      The net asset value ("NAV") of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing a Class' total assets less its liabilities, by the number of shares of such Class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Management of Each Fund

      CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3174, provides investment advisory services to both Funds under separate advisory agreements. The same persons at CSAM are responsible for the day-to-day management of each of the Acquiring Fund and the Acquired Fund.

      In addition, PFPC and CSAMSI provide accounting and co-administrative services as applicable to each Fund. PFPC and CSAMSI provide certain financial administration, accounting, administrative, personnel and other services necessary to operate the Acquired Fund. CSAMSI has served as distributor of the Acquired Fund prior to January 3, 2000 and since August 1, 2000 and has provided distribution services to the Acquiring Fund since December 18, 2000. Provident Distributors, Inc. served as distributor of the Acquired Fund from January 3 to August 1, 2000. Boston Financial Data Services, Inc. ("BFDS") is the shareholder servicing agent, transfer agent and dividend disbursing agent for the Acquired Fund; Brown Brothers Harriman & Co. is the custodian of the Acquired Fund; and PricewaterhouseCoopers LLP serves as auditor for the Acquired Fund. PFPC serves as the transfer agent for the Acquiring Fund and Ernst & Young LLP serves as auditor for the Acquiring Fund. The Board of Trustees of the Acquiring Fund has, however, approved BFDS to serve as the transfer agent of such Fund.

      The Acquired Fund pays a management fee to CSAM of 1.00% of average daily net assets and the Acquiring Fund pays a management fee to CSAM of 0.75% of the first $75 million in average daily net assets and 0.50% of the balance of average daily net assets above $75 million. In addition to the management fee, the Acquired Fund pays a co-administration fee to CSAMSI of .10% of average daily net assets of its shares. On February 1, 2001, the Board of Trustees of the Acquiring Fund approved the same fee for the Acquiring Fund. CSAM and CSAMSI have, however, agreed to waive their respective fees as described below. On February 1 and February 5, 2001, the Board of Trustees of the Acquiring Fund and the Board of Directors of the Acquired Fund, respectively, approved the payment to PFPC of a fee calculated at an annual rate of .075% of its first $500 million, .065% of the next $1 billion and .055% over $1.5 billion of the average daily net assets (exclusive of out-of-pocket expenses). These new co-administration fees payable by the Acquiring Fund are reflected in the expense tables above, however, CSAM will limit average annual expenses of the Acquiring Fund from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by the Acquiring Fund, measured over the 60-day period ended on November 3, 2000. As a result, it is not anticipated that the Acquiring Fund's average annualized operating expense ratio will increase through November 3, 2002 as a result of the retention of new co-administrators. In addition, CSAM and CSAMSI, as applicable, have agreed to waive fees, and CSAM has agreed to reimburse expenses, for the two-year period beginning on the Closing Date, to the extent necessary to maintain the net average annualized expense ratio of the Common Class of the Acquiring Fund at the lower of that of (a) the net average annualized expense ratio of the Common Class of the Acquiring Fund at the closing of the Acquisition or (b) the net average annualized expense ratio of the class of the Acquired Fund that such holder will surrender at such closing, in each case measured over the 60-day period ending on the Closing Date.

Interest of CSAM in the Acquisition

      CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates and to reduce the amount of fees and expenses required to be waived to maintain total fees and expenses of the Acquiring Fund at agreed upon levels. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of the Record Date, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund (see "Information About the Acquisition -- Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Meeting in the manner instructed by the customers for which such shares are held. As of March 15, 2001, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate 23,828 shares or 1.1% of the Acquired Fund's outstanding shares. See "Voting Information."

      CSAM may also be deemed to have an interest in the Plan and the Acquisition because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

Information on Shareholders' Rights

      General. The Funds are both open-end management investment companies registered under the 1940 Act. Both Funds continuously offer to sell shares at their current net asset values. The Acquiring Fund is a series of a Massachusetts business trust, governed by its Agreement and Declaration of Trust, dated February 22, 1996, as amended, By-Laws and Board of Trustees. The Acquired Fund is a Maryland corporation organized on October 23, 1995 and is governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Acquiring Fund has an unlimited number of transferable shares of beneficial interest with par value of $.01 per share. The Acquired Fund has an authorized capital of three billion shares of common stock with a par value of $.001 per share, of which one billion are designated Common Class and two billion are designated Advisor Class. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

      Multi-Class Structure. Each Fund is authorized to offer multiple classes. The Acquiring Fund offers Class A, B, C, D and Common Class shares. The Acquired Fund offers Common Class and Advisor Class shares. The Acquiring Fund expects to continue to offer shares of its Class A, B, C, D and Common Class shares following the Acquisition.

      Trustees/Directors. The Agreement and Declaration of Trust of the Acquiring Fund and the By-Laws of the Acquired Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. In the case of the Acquiring Fund, the Trustees have the power to set and alter their terms of office, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration. Trustees of the Acquiring Fund may be removed by at least two-thirds of the shares entitled to vote. Directors of the Acquired Fund may be removed by a majority of the shares entitled to vote. Vacancies on the Boards of either Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustee/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

      Voting Rights. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the

Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

      Liquidation or Termination. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

      Liability of Trustees or Directors. The constituent documents of each Fund provide that its Trustees/Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Trustee/Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee, Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Acquired Fund, to the fullest extent permitted by applicable law and, in the case of both Funds, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee/ Director or officer.

      Rights of Inspection. Maryland law permits any shareholder of the Acquired Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices. Massachusetts business trust law does not have such provisions. However, the Acquiring Fund's Agreement and Declaration of Trust provides that the records of the Acquiring Fund shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

      Shareholder Liability. Under Maryland law, shareholders of the Acquired Fund do not have personal liability for corporate acts and obligations. Massachusetts law provides that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for the obligation of the Acquiring Fund. However, the Agreement and Declaration of Trust of the Acquiring Fund disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Plan contains such a disclaimer. The Agreement and Declaration of Trust of the Acquiring Fund provides for indemnification from the Acquiring Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquiring Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquiring Fund.

      The foregoing is only a summary of certain characteristics of the operations of each Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

Conclusion

      The Plan was approved by the Board of Trustees of the Acquiring Fund on February 1, 2001 and by the Board of Directors of the Acquired Fund on February 5, 2001. The Board of each Fund has determined that the Acquisition is in the best interests of shareholders of their respective Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund would not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Required Vote

Approval of the Plan requires the affirmative vote of a majority of the Acquired Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present.

THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                             ADDITIONAL INFORMATION

      The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectus and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION


      This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 12:00 p.m. on May 25, 2001, at the offices of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3147 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about April 12, 2001. Only shareholders of record as of the close of business on March 15, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. As of the Record Date, the Acquired Fund had the following shares outstanding and entitled to vote: 2,080,370. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Fund. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Plan for purposes of obtaining the requisite approval of the Plan. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Plan and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3147 or by voting in person at the Meeting.


      CSAM has retained D.F. King & Co. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. All expenses of the Acquisition, which are currently estimated to be $200,000, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. CSAM or its affiliates, may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.


      In the event that a quorum necessary for any proposal at the Meeting is not present or sufficient votes to approve any proposal are not received prior to 12:00 p.m. on May 25, 2001, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to any proposal for which there is represented a sufficient number of votes in favor, an act taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the 1holders of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting after consideration of the best interests of all shareholders of the Acquired Fund.


      As of March 15, 2001, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Fund as set forth above under "Proposal - Information About the Acquisition -- Interest of CSAM in the Acquisition."

                                 OTHER BUSINESS

      The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

      The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

      The audited Statement of Assets and Liabilities of each Fund as of October 31, 2000, including their respective schedules of portfolio investments, and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund's share class has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of Ernst & Young LLP, in the case of the Acquiring Fund, and PricewaterhouseCoopers LLP, in the case of the Acquired Fund, independent accountants, given on the authority of such firms as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

      The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated April 9, 2001, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

      1. The current Statement of Additional Information for the Acquiring Fund, dated February 28, 2001 and any supplements thereto.

      2. The current Statement of Additional Information for the Acquired Fund, dated February 28, 2001 and any supplements thereto.

                               VALIDITY OF SHARES

      The validity of the shares of the Acquiring Fund will be passed upon by Hale & Dorr, 60 State Street, Boston, Massachusetts 02109, special counsel to the Acquiring Fund.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 9th day of April, 2001, between and among Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds), a Massachusetts business trust (the "Acquiring Trust"), for and on behalf of its series, Credit Suisse Warburg Pincus Small Company Value Fund (formerly the DLJ Small Company Value Fund) (the "Acquiring Fund"), Credit Suisse Warburg Pincus Small Company Value II Fund, Inc. (formerly the Warburg, Pincus Small Company Value II Fund, Inc.), a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.11 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").


      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of the Common Class shares of beneficial interest (the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      As the Acquiring Fund is a series of the Acquiring Trust, all parties to this Agreement acknowledge and accept that the Acquiring Fund does not have a Board of Trustees or officers separate from the other series of the Acquiring Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by the Acquiring Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Acquiring Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, the Acquiring Fund.

      WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and
(ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph
1.3. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing").

      1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

      (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

      1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by PFPC, Inc. ("PFPC"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.10 hereof.

      1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

      1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

      2. Valuation

      2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

      2.2. The number of Common Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Common Class and Advisor Class shares of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its respective Common Class or Advisor Class shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Common Class shares of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

      2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by PFPC in accordance with its regular practice as pricing agent for the Acquiring Fund.

      3. Closing and Closing Date


      3.1. The Closing Date for the Reorganization shall be June 8, 2001, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

      3.2. The custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.


      3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      4. Representations and Warranties

      4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

      (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

      (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

      (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

      (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at October 31, 2000 and for each fiscal period from December 29, 1995 (commencement of operations) to October 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements

(copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

      (g) Since October 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

      (j) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Fund's Articles of Incorporation, non-assessable, by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund that is responsive to the proxy statement requirements of a registration statement on Form N-14 (the "Proxy Statement") and the prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

      4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Fund is a duly established series of the Acquiring Trust; the Acquiring Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

      (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

      (c) The current prospectus and statement of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

      (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

      (g) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

      (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

      (j) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, except as set forth in the Acquiring Trust's Agreement and Declaration of Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares (except for the conversion feature with respect to Class B shares of the Acquiring Fund), nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable, except as set forth in the Acquiring Trust's Agreement and Declaration of Trust;

      (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

      (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

      4.3. CSAM represents and warrants to the Acquiring Trust as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business.

      5. Covenants of the Acquired Fund, the Acquiring Fund and CSAM

      5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

      5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

      5.7. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Acquiring Fund Registration Statement.

      5.8. As promptly as practicable, but in any case within thirty days of the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act.

      5.9. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.9 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund (collectively, the "Disinterested Trustees"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

      5.10. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets in a business, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

      5.11. CSAM agrees that the Acquiring Trust will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

      6. Conditions Precedent to Obligations of the Acquired Fund

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Acquired Fund shall have received a written agreement from CSAM to reimburse expenses to the Acquiring Fund to the extent necessary to maintain the average annualized expense ratio of the Common Class shares of the Acquiring Fund (after waivers) for the two-year period beginning on the Closing Date at the lower of the average annualized expense ratio of Common Class Shares or Advisor Class shares, respectively, of the Acquired Fund (after waivers) or the Common Class shares of the Acquiring Fund (after waivers) measured over the 60-day period ending on the Closing Date; and

      6.4. The Acquired Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell, counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

      That (a) the Acquiring Trust is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts and has the statutory authority to exercise all the powers recited in the Agreement and Declaration of Trust, including the power to own all of the Trust Property (as defined in the Agreement and Declaration of Trust) and to carry on its business as a registered investment company and the Acquiring Fund is a duly established series of the Acquiring Trust; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and nonassessable (except as set forth in the Acquiring Trust's Agreement and Declaration of Trust) and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in (i) a violation of the Acquiring Trust's Agreement and Declaration of Trust or By-Laws; or (ii) a default or breach of (A) the Investment Advisory Agreement, dated as of March 23, 2001, between the Acquiring Trust and CSAM; (B) the Custodian Contract, dated as of February 29, 1992 between the Acquiring Trust and Citibank, N.A.; (C) the Distribution Agreement, dated as of December 18, 2000, between the Acquiring Trust and CSAMSI; or (D) the agreements set forth in Annex A to this Agreement; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement which are not described and filed as required; (g) the Acquiring Trust is registered as an investment company under the 1940 Act and to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (h) the Prospectus, as of its date, and the Acquiring Fund Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of the date of the effectiveness of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Prospectus and the Acquiring Fund Registration Statement; and (i) to the knowledge of such counsel the Acquiring Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

      With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Hale & Dorr, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Hale & Dorr. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

      In this paragraph 6.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

      7. Conditions Precedent to Obligations of the Acquiring Fund

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

      7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

      That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to our knowledge, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

      With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

      In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

      7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

      (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

      (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

      7.6. The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

      (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

      (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

      (c) on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      7.7. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2000.

      7.8. The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, Ernst & Young LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

      7.9. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

      8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

      (a) The transfer of all of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund;
(d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;
(e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

      9. Brokerage Fees and Expenses; Other Agreements

      9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

      9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings; (ii) preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof and (vi) any other reasonable Reorganization expenses.

      9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

      10. Entire Agreement; Survival of Warranties

      10.1.The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

      10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

      11. Termination

      11.1.This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

      11.2.In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquiring Trust or the Acquired Fund, or their respective Trustees, Directors or officers, to the other party or parties.

      12. Amendments

      This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

      13. Notices

      13.1.Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Trust at:

                      466 Lexington Avenue
                      New York, NY 10017
                      Attention: Martin Jaffe

        with a copy to:

                      Earl D. Weiner, Esq.
                      Sullivan & Cromwell
                      125 Broad St.
                      New York, NY 10004

        or to the Acquired Fund at:


                      466 Lexington Avenue
                      New York, NY 10017
                      Attention: Hal Liebes


        with a copy to:

                      Rose F. DiMartino, Esq.
                      Willkie Farr & Gallagher
                      787 Seventh Avenue
                      New York, NY 10019-6099

      14.Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

      14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3.This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5.Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Trust in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Acquiring Trust are personally liable hereunder. All persons dealing with the Acquiring Trust shall look solely to the property of the Acquiring Trust for the enforcement of any claims against the Acquiring Trust.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.


CREDIT SUISSE WARBURG PINCUS CAPITAL FUNDS,
For and on Behalf of CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND

By:_____________________________________________________________________________

Name:
Title:

Attestation By:_________________________________________________________________

Name:
Title:



CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II
FUND, INC.


By:_____________________________________________________________________________

Name:   Hal Liebes
Title:  Vice President and Secretary

Attestation By:_________________________________________________________________

Name:   Gregory Bressler
Title:  Assistant Secretary

Solely with respect to paragraphs 4.3, 5.11 and 9.2 hereof:


CREDIT SUISSE ASSET MANAGEMENT, LLC

By:_____________________________________________________________________________

Name:   Hal Liebes
Title:  Managing Director

Attestation By:_________________________________________________________________

Name:   Gregory Bressler
Title:  Vice President

                                                                         ANNEX A
                                         TO AGREEMENT AND PLAN OF REORGANIZATION

      List of Additional Examined Agreements to which Credit Suisse Warburg
                        Pincus Capital Funds is a Party

o     Co-Administration Agreement with CSAMSI.

o     Co-Administration Agreement with PFPC.

o     Transfer Agency Agreement.

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II
                       FUND
------------------------------------------------------

                   VOTE THIS CARD TODAY
      By mail; phone (1-800-290-6424); fax (212-269-2796); or
     ONLINE AT WWW.WARBURG.COM (CLICK ON THE PROXY BUTTON)

CONTROL NUMBER:

      THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
              RECOMMENDS A VOTE FOR PROPOSAL 1.



                                                                     FOR     AGAINST     ABSTAIN
1.   To approve the Agreement and Plan of Reorganization (the
     "Plan") providing that (i) the Fund would transfer to           [ ]      [ ]          [ ]
     Credit Suisse Warburg Pincus Small Company Value Fund
     (the "Acquiring a Fund"), series of Credit Suisse
     Warburg Pincus Capital Funds, all of the Fund's assets
     in exchange for shares of the Acquiring Fund and the assumption by the
     Acquiring Fund of the Fund's liabilities, (ii) such shares of the Acquiring
     Fund would be distributed to shareholders of the Fund in liquidation of the
     Fund, and (iii) the Fund would subsequently be dissolved;


2. To transact such other business as may properly come before the Meeting or any adjournment or adjournment thereof.

In their discretion the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Mark box at right if an address change or comment has been          [ ]
noted on the reverse side of this card.


Please be sure to sign and date this Proxy.     Date
----------------------------------------------------------------


--- Shareholder sign here ---- --- Co-owner sign here (if any)--


 RECORD DATE SHARES:

            CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II FUND

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Rocco Del Guercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Warburg Pincus Small Company Value II Fund (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Special Meeting of the Shareholders of the Fund to be held on Friday, May 25, 2001,at 12:00 P.M., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any and all adjournments thereof (the "Meeting").

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 10, 2001. UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
-------------------------------------------------------------------------------

                                     PART B


           STATEMENT OF ADDITIONAL INFORMATION DATED April 9 , 2001



                          Acquisition of the Assets of


         CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                   800-WARBURG


                        By and in Exchange for Shares of

             CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND,
             a series of Credit Suisse Warburg Pincus Capital Funds,
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 225-8011


     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Credit Suisse Warburg Pincus Small Company Value II Fund, Inc. (formerly the Warburg, Pincus Small Company Value II Fund, Inc.)(the "Acquired Fund") to Credit Suisse Warburg Pincus Small Company Value Fund (the "Acquiring Fund"), a series of Credit Suisse Warburg Pincus Capital Funds (the "Acquiring Trust"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund (the "Acquisition"), consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.


     1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2001.

     2. Annual Reports of the Acquiring Fund and the Acquired Fund for the fiscal year ended October 31, 2000.


     This Statement of Additional Information is not a prospectus. Extra copies of the Prospectus/Proxy Statement, dated April 9, 2001, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.


                              FINANCIAL STATEMENTS

     The Annual Reports of the Acquiring Fund and the Acquired Fund, for the fiscal year ended October 31, 2000, and each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call (800) WARBURG.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2000 and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2000 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

      Credit Suisse Warburg Pincus Small Company Value II Fund into Credit
                 Suisse Warburg Pincus Small Company Value Fund
                        Combined Statement of Operations
              For the 12 months ended October 31, 2000 (unaudited)


                                          Credit Suisse                                      Credit Suisse
                                             Warburg      Credit Suisse                     Warburg Pincus
                                           Pincus Small  Warburg Pincus                     Small Co Value
                                           Co Value II   Small Co Value     Adjustments        Pro-Forma
                                           ------------  --------------     -----------        ---------

Investment Income
  Dividends .............................      399,806      3,216,557               --         3,616,363
  Interest ..............................       86,841        123,339               --           210,180
                                             ---------     ----------        ---------        ----------
    Total Investment Income .............      486,647      3,339,896               --         3,826,543
                                             ---------     ----------        ---------        ----------


Expenses
  Investment advisory services ..........      265,466      1,622,703          (99,549)(a)     1,788,620
  Distribution fees - Class A ...........           --        524,059               --           524,059
  Distribution fees - Class B ...........           --        176,261               --           176,261
  Distribution fees - Class C ...........           --            363               --               363
  Distribution fees - Common Class
  (former Class R) ......................           --             19           66,187 (b,c)      66,206
  Distribution fees - Common Class ......       66,098             --          (66,098)(b)            --
  Distribution fees - Adviser Class .....          179                            (179)(b)
  Transfer agent ........................       13,455        264,000           20,407 (d)       297,862
  Custodian .............................       33,033        101,000         (111,326)(e)        22,707
  Administrative and accounting fees ....       30,282             --          150,038 (f)       180,320
  Administrative services fees ..........       26,547             --          200,051 (g)       226,598
  Registration Fees .....................       25,196         58,000          (25,196)(h)        58,000
  Legal .................................       15,894         37,000          (15,894)(h)        37,000
  Directors'/Trustees' fees .............       10,624         27,000          (10,624)(h)        27,000
  Audit .................................       12,000         16,000          (12,000)(h)        16,000
  Printing ..............................       14,419         31,000          (14,419)(h)        31,000
  Insurance expense .....................        1,524             --           (1,524)(h)            --
  Miscellaneous .........................           --         52,146               -- (h)        52,146
  Offering Costs ........................       14,944             --          (14,944)(h)            --
                                             ---------     ----------        ---------        ----------
                                               529,661      2,909,551           64,930         3,504,142

  Less: Expenses waived and
    reimbursed by CSAM/DLJ ..............      (43,515)            --         (205,786)(i)      (249,301)
  Less: Expenses offset by Transfer Agent       (5,175)            --            5,175 (i)            --
  Less: Expenses waived by PFPC .........      (17,786)            --           17,786 (i)            --
                                             ---------     ----------        ---------        ----------

  Net Expenses ..........................      463,185      2,909,551         (117,895)        3,254,841
                                             ---------     ----------        ---------        ----------

Net Investment Income ...................       23,462        430,345          117,895           571,702
                                             ---------     ----------        ---------        ----------

Net Realized and Unrealized
Gain/(Loss) from Investments:
  Net realized gain/(loss) from
   investments ..........................    3,733,200     29,349,170               --        33,082,370
  Net change in unrealized
   appreciation/(depreciation)
   from investments .....................    1,967,554      9,049,299               --        11,016,853
                                             ---------     ----------        ---------        ----------

  Net realized and unrealized
   gain from investments ................    5,700,754     38,398,469               --        44,099,223
                                             ---------     ----------        ---------        ----------

  Net increase in net assets
   resulting from operations ............    5,724,216     38,828,814          117,895        44,670,925
                                             =========     ==========        =========        ==========

See notes to pro forma financial statements.

      Credit Suisse Warburg Pincus Small Company Value II Fund into Credit
                 Suisse Warburg Pincus Small Company Value Fund
            Combined Statement of Assets and Liabilities (unaudited)
                             As of October 31, 2000



                                                                                                              Credit Suisse Warburg
                                         Credit Suisse Warburg       Credit Suisse Warburg                    Pincus Small Co Value
                                         Pincus Small Co. Value II   Pincus Small Co Value                          Pro Forma
                                         -------------------------  ------------------------                ------------------------
                                            Cost          Value        Cost         Value      Adjustments      Cost         Value
                                         -----------   -----------  -----------  -----------  ------------  -----------  -----------


ASSETS
  Investments at value                    22,182,943    26,296,812  147,859,222  208,948,194                170,042,165  235,245,006
  Cash                                            --            --           --           --                         --           --
  Receivable for investments sold
    unsettled                                     --            --           --    1,414,374                         --    1,414,374
  Receivable for Fund shares sold                 --     1,084,648           --       23,095                               1,107,743
  Dividends and interest
    receivable                                    --        80,054           --      151,118                         --      231,172
  Prepaid expenses and other
    assets                                        --       190,043           --           --                         --      190,043
                                                       -----------               -----------                             -----------
     Total Assets                                       27,651,557               210,536,781                             238,188,338
                                                       -----------               -----------                             -----------

 LIABILITIES
  Payable for investments purchased
    unsettled                                     --     1,162,562           --    3,742,368                         --    4,904,930
  Due to Custodian                                --            --           --        3,107                         --        3,107
  Advisory fee payable                            --        10,792           --      135,173                         --      145,965
  Administration fee payable                      --         2,113           --         --                           --        2,113
  Directors fee payable                           --         2,725           --         --                           --        2,725
  Distribution fee payable                        --            --           --       52,879                         --       52,879
  Payable for Fund shares redeemed                --         4,861           --      157,799                         --      162,660
  Accrued expenses payable                        --        35,631           --      363,801                         --      399,432
                                                       -----------               -----------                             -----------
     Total Liabilities                                   1,218,684                 4,455,127                               5,673,811
                                                       -----------               -----------                             -----------

NET ASSETS                                              26,432,873               206,081,654                             232,514,527
                                                       ===========               ===========                             ===========
Common Class
   Net Assets                                           26,403,491                        --   (26,403,491)                       --
   Shares outstanding                                    1,945,293                        --    (1,945,293)                       --
   Net asset value, offering                                 13.57                        --        (13.57)                       --
   price and redemption price per
   share

Adviser Class
   Net Assets                                               29,382                        --       (29,382)                       --
   Shares outstanding                                        2,185                        --        (2,185)                       --
   Net asset value, offering
   price and redemption price per
   share                                                     13.45                        --        (13.45)                       --

Class A Shares
   Net Assets                                                   --               188,501,273            --               188,501,273
   Shares outstanding                                           --                 8,362,136            --                 8,362,136
   Net asset value, offering                                    --                     22.54            --                     22.54
   price and redemption price per
   share

 Maximum offering price per share                               --                     23.92            --                     23.92
   (net asset value plus maximum
   sales charge)

Class B Shares
   Net Assets                                                   --                17,255,162            --                17,255,162
   Shares outstanding                                           --                   786,118            --                   786,118
   Net asset value, offering                                    --                     21.95            --                     21.95
   price and redemption price per
   share

Class C Shares
   Net Assets                                                   --                   219,866            --                   219,866
   Shares outstanding                                           --                    10,020            --                    10,020
   Net asset value, offering                                    --                     21.94            --                     21.94
   price and redemption price per
   share

Common Class Shares
   Net Assets                                                   --                   105,353    26,432,873                26,538,226
   Shares outstanding                                           --                     4,658     1,168,562                 1,173,220
   Net asset value, offering                                    --                     22.62                                   22.62
   price and redemption price per
   share

See notes to pro forma financial statements.


-------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE AND CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II FUND
COMBINED STATEMENT OF INVESTMENTS (UNAUDITED)
AS OF OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------

                                                CREDIT SUISSE                  CREDIT SUISSE            CREDIT SUISSE WARBURG
                                              WARBURG PINCUS SMALL           WARBURG PINCUS SMALL      PINCUS SMALL COMPANY VALUE
                                               COMPANY VALUE FUND            COMPANY VALUE II FUND          PRO-FORMA FUND
-----------------------                      -------------------------     ------------------------   -----------------------
Security Name                                Shares/      Market Value     Shares      Market Value   Shares/    Market Value
                                            Principal                                                Principal
-------------                                 ------      ------------     ------      ------------   ------     -----------


AFTERMARKET TECH *                                                         45,800        243,313       45,800        243,313
AMERICREDIT CORP. *                                                        22,100        593,938       22,100        593,938
AMETEK, INC.                                 185,000       4,023,750                                  185,000      4,023,750
AMSOUTH BANCORPORATION                       127,022       1,770,369                                  127,022      1,770,369
APTARGROUP, INC.                             146,600       3,032,787                                  146,600      3,032,787
ARROW INTERNATIONAL, INC.                    116,000       4,676,250                                  116,000      4,676,250
ASSOCIATED BANC-CORP.                         24,300         584,719                                   24,300        584,719
AVANT! CORP *                                                              21,200        356,425       21,200        356,425
AVID TECHNOLOGY INC.                                                        7,200         99,900        7,200         99,900
BANKNORTH GROUP, INC.                        198,000       3,588,750                                  198,000      3,588,750
BANTA CORP.                                  200,250       4,618,266                                  200,250      4,618,266
BECKMAN COULTER, INC.                         56,600       3,965,537                                   56,600      3,965,537
BENCHMARK ELECTRONICS, INC.*                  45,500       1,831,375                                   45,500      1,831,375
BERGEN BRUNSWIG CORP                                                       13,700        124,156       13,700        124,156
BISYS GROUP, INC.*                           106,000       4,995,250                                  106,000      4,995,250
BORGWARNER, INC.                                                            7,000        264,250        7,000        264,250
BRADY (W.H.) CL. A                           102,700       3,183,700                                  102,700      3,183,700
BRE PROPERTIES, INC.                                                       17,100        540,788       17,100        540,788
BROWN & BROWN, INC.                          153,800       4,998,500                                  153,800      4,998,500
C&D TECHNOLOGIES, INC.*                       48,000       2,838,000                                   48,000      2,838,000
CAMBREX CORP.                                104,800       4,185,450                                  104,800      4,185,450
CARAUSTAR IND                                                                  30            302           30            302
CARLISLE COMPANIES, INC.                     108,200       4,503,825                                  108,200      4,503,825
CENTERPOINT PROPERTIES CORP.                                               11,800        524,363       11,800        524,363
CENTURA BANKS, INC.                           33,000       1,268,437                                   33,000      1,268,437
CENTURY BANCORP, INC. CL A                                                 30,300        416,625       30,300        416,625
CFW COMMUNICATIONS CO.                         8,500         168,937                                    8,500        168,937
CHROMCRAFT REVINGTON, INC.*                  156,600       1,291,950                                  156,600      1,291,950
CROSS TIMBERS OIL CO                                                        8,850        166,491        8,850        166,491
CULLEN/FROST BANKERS, INC.                   128,000       4,264,000                                  128,000      4,264,000
CUTTER & BUCK INC                                                          12,600        129,150       12,600        129,150
DALLAS SEMICONDUCTOR CORP.                    87,800       3,479,075                                   87,800      3,479,075
DELPHI FINL GRP *                                                          10,000        370,000       10,000        370,000
DENTSPLY INTERNATIONAL, INC.                  50,000       1,734,375                                   50,000      1,734,375
DIME BANCORP                                                               18,500        452,094       18,500        452,094
DTE ENERGY CO                                                               9,200        332,350        9,200        332,350
EA INDUSTRIES, INC.                                                             1              -            1              -
ELECTRO SCIENTIFIC INDUSTRIES, INC.*          52,700       1,841,206                                   52,700      1,841,206
ENERGY EAST CORP                                                           17,700        357,319       17,700        357,319
EQUITABLE RESOURCES, INC.                     84,000       4,872,000                                   84,000      4,872,000
ESCO ELECTRONICS CORP.*                      148,000       2,691,750                                  148,000      2,691,750
ESSEX PROPERTY TRUST INC                                                    9,800        509,600        9,800        509,600
EVERGREEN RESOURCES INC *                                                  13,100        360,250       13,100        360,250
FIRSTMERIT CORP.                             180,000       4,106,250                                  180,000      4,106,250
FREMONT GENERAL CORP                                                      159,200        577,100      159,200        577,100
GATX CORP                                                                  13,900        584,669       13,900        584,669
H.B. FULLER CO.                               59,610       2,015,563                                   59,610      2,015,563
HARMAN INTERNATIONAL INDUS                                                 13,400        643,200       13,400        643,200
HARTE HANKS, INC                             100,000       2,212,500                                  100,000      2,212,500
HCC INSURANCE HOLDINGS                                                     12,000        228,750       12,000        228,750
HEALTH MANAGEMENT ASSOC                                                    12,900        255,581       12,900        255,581
 HOME PROP OF NY, INC.                                                      7,800        212,063        7,800        212,063
HON INDUSTRIES, INC.                          77,000       1,852,813                                   77,000      1,852,813
HORACE MANN EDUCATORS CORP.                   52,400         880,975                                   52,400        880,975
HS RESOURCES INC                                                            5,400        168,075        5,400        168,075
HSB GROUP, INC.                               96,950       3,835,584                                   96,950      3,835,584
ICU MEDICAL, INC. *                                                         9,100        227,500        9,100        227,500
INVACARE CORP.                               166,700       4,750,950                                  166,700      4,750,950
INST MONEY MARKET TRUST                                                 2,721,795      2,721,795    2,721,795      2,721,795
INTEGRATED DEVICE *                                                         1,300         73,206        1,300         73,206
IVEX PACKAGING CORP. *                                                     68,900        676,081       68,900        676,081
JDA SOFTWARE GROUP INC *                                                    4,820         72,601        4,820         72,601
KING PHARMACEUTICALS, INC.                    64,312       2,881,981                                   64,312      2,881,981
LANDSTAR SYSTEMS, INC. *                                                    7,700        363,825        7,700        363,825
LEAR CORP                                                                  10,000        272,500       10,000        272,500
LIBERTY PROPERTY TRUST                        49,000       1,295,437                                   49,000      1,295,437
LIFEPOINT HOSPITALS INC. *                                                  5,200        201,500        5,200        201,500


-------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE AND CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II FUND
COMBINED STATEMENT OF INVESTMENTS (UNAUDITED)
AS OF OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------

                                                CREDIT SUISSE                  CREDIT SUISSE            CREDIT SUISSE WARBURG
                                              WARBURG PINCUS SMALL           WARBURG PINCUS SMALL      PINCUS SMALL COMPANY VALUE
                                               COMPANY VALUE FUND            COMPANY VALUE II FUND          PRO-FORMA FUND
-----------------------                      -------------------------     ------------------------   -----------------------
Security Name                                Shares/      Market Value     Shares      Market Value   Shares/    Market Value
                                            Principal                                                Principal
-------------                                 ------      ------------     ------      ------------   ------     -----------


LOJACK CORP. *                                                             51,400        411,200       51,400        411,200
LONGVIEW FIBRE CO.                           205,000       2,793,125                                  205,000      2,793,125
LSI INDUSTRIES INC                                                         12,300        230,625       12,300        230,625
LYDALL, INC.*                                184,500       1,948,781                                  184,500      1,948,781
MANITOWOC, INC.*                              85,000       2,310,938                                   85,000      2,310,938
MANUFACTURED HOME COMMUNITIES                                              13,200        328,350       13,200        328,350
MARCUS CORP.                                 149,975       2,127,770                                  149,975      2,127,770
MCN CORP                                                                   14,300        352,138       14,300        352,138
MDC HOLDINGS INC                                                            9,332        255,464        9,332        255,464
MENTOR GRAPHICS CORP.*                        81,100       1,900,781                                   81,100      1,900,781
MERCURY COMPUTER SYSTEMS, INC.               112,000       3,472,000                                  112,000      3,472,000
MEREDITH CORP.                                72,000       2,286,000                                   72,000      2,286,000
METHODE ELECTRONICS, INC.                     62,150       2,338,394                                   62,150      2,338,394
MICHAEL'S STORES, INC.*                       39,000         948,188                                   39,000        948,188
MISSION WEST PROPERTIES INC.                                               49,386        663,624       49,386        663,624
MODINE MANUFACTURING CO.                     131,400       3,465,675                                  131,400      3,465,675
MORRISON MANAGEMENT SPECIALIST                                              8,450        283,075        8,450        283,075
MYERS INDUSTRIES, INC.                       192,969       2,556,839                                  192,969      2,556,839
NATIONAL AUSTRALIA FUNDING
 6.581%, 11/01/00**                        6,282,000       6,282,000                                6,282,000      6,282,000
NATIONAL COMMERCE BANCORPORATION             156,800       3,332,000                                  156,800      3,332,000
NATIONAL DATA CORP.                                                         3,400        129,625        3,400        129,625
NATIONAL FUEL GAS CO.                         89,600       4,804,800                                   89,600      4,804,800
NATL WESTRN LIFE INS CO CL A *                                              2,500        221,250        2,500        221,250
NEIMAN MARCUS GROUP, INC.*                    90,000       3,116,250                                   90,000      3,116,250
NEWFIELD EXPLORATION CO                                                     4,700        177,425        4,700        177,425
NEWPARK RESOURCES, INC. *                                                  23,200        208,800       23,200        208,800
NSTAR                                                                      10,900        421,694       10,900        421,694
OCEANEERING INTERNATIONAL, INC.*             112,000       1,575,000                                  112,000      1,575,000
OCEAN ENERGY INC                                                           13,400        185,925       13,400        185,925
OMNICARE, INC.                                                             28,500        498,750       28,500        498,750
PACKAGING CORP OF AMERICA                                                  22,500        330,469       22,500        330,469
PATHMARK STORES INC                                                        38,700        607,106       38,700        607,106
PATTERSON DENTAL CO.                          15,000         469,688                                   15,000        469,688
PEOPLES' BANK, INC                           105,000       2,126,250                                  105,000      2,126,250
PERFORMANCE FOOD GROUP, INC.*                127,000       5,143,500                                  127,000      5,143,500
PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.*    155,000       4,853,438                                  155,000      4,853,438
PHILIPS-VAN HEUSEN CORP                                                    46,900        556,938       46,900        556,938
PIONEER STANDARD ELECTRONICS, INC.           239,450       3,322,369                                  239,450      3,322,369
PRIDE INTERNATIONAL, INC *                                                 10,200        258,188       10,200        258,188
POLYONE CORP.                                 11,800          92,925                                   11,800         92,925
PROGRESS SOFTWARE CORP.*                     196,800       3,111,900                                  196,800      3,111,900
PROSPERITY BANCSHARES, INC.                                                38,000        717,250       38,000        717,250
PROTECTIVE LIFE CORP.                        120,200       2,779,625                                  120,200      2,779,625
PUBLIC SERVICE CO NEW MEXICO                                               23,300        642,206       23,300        642,206
RADIAN GROUP, INC.                                                          3,905        276,767        3,905        276,767
RBB SWEEP                                                               1,205,652      1,205,652    1,205,652      1,205,652
ROGERS CORP.*                                 96,600       3,453,450                                   96,600      3,453,450
ROPER INDUSTRIES, INC.                        69,700       2,439,500                                   69,700      2,439,500
RPM, INC. OHIO                                85,187         761,359                                   85,187        761,359
RUDDICK CORP.                                227,700       2,988,563                                  227,700      2,988,563
SCP POOL CORP. *                                                           11,319        292,879       11,319        292,879
SENSORMATIC ELECTR *                                                        6,000        108,000        6,000        108,000
SIERRA PACIFIC RESOURCES                                                   23,100        397,031       23,100        397,031
SILICON GRAPHICS INC                                                       18,700         84,150       18,700         84,150
STANCORP FINANCIAL GROUP                                                   14,900        607,175       14,900        607,175
STANLEY WORKS                                                              10,200        271,575       10,200        271,575
STEWART & STEVENSON SERVICES, INC.            50,000       1,200,000                                   50,000      1,200,000
STORAGE TECHNOLOGY CORP.                                                    7,700         75,075        7,700         75,075
SUNRISE ASSISTED LIVING IN                                                 13,200        308,550       13,200        308,550
SUSQUEHANNA BANCSHARES, INC.                  75,000       1,059,375                                   75,000      1,059,375
TECHNITROL, INC.                              31,600       3,503,650                                   31,600      3,503,650
TELEFLEX, INC.                                99,900       3,452,794                                   99,900      3,452,794
TESORO PETROLEUM CORP                                                      17,900        185,713       17,900        185,713
TETRA TECH, INC.                             105,175       3,654,831                                  105,175      3,654,831
TIDEWATER, INC.                               54,100       2,498,744                                   54,100      2,498,744
TRANSACTION SYSTEMS ARCHIT                                                  4,700         63,450        4,700         63,450
UNISOURCE ENERGY                                                           16,200        241,988       16,200        241,988
UNIVERSAL FOODS CORP.                        196,800       3,886,800                                  196,800      3,886,800


-------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE AND CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE II FUND
COMBINED STATEMENT OF INVESTMENTS (UNAUDITED)
AS OF OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------

                                                CREDIT SUISSE                  CREDIT SUISSE            CREDIT SUISSE WARBURG
                                              WARBURG PINCUS SMALL           WARBURG PINCUS SMALL      PINCUS SMALL COMPANY VALUE
                                               COMPANY VALUE FUND            COMPANY VALUE II FUND          PRO-FORMA FUND
-----------------------                      -------------------------     ------------------------   -----------------------
Security Name                                Shares/      Market Value     Shares      Market Value   Shares/    Market Value
                                            Principal                                                Principal
-------------                                 ------      ------------     ------      ------------   ------     -----------


UNIVERSAL HEALTH *                                                          3,700        310,338        3,700        310,338
URBAN SHOPPING CENTERS INC                                                 10,900        522,519       10,900        522,519
VARCO INTERNATIONAL, INC.*                   159,767       2,755,981                                  159,767      2,755,981
WALTER INDUSTRIES, INC. *                                                  50,500        375,594       50,500        375,594
WASHINGTON GAS LIGHT CO.                     134,500       3,429,750                                  134,500      3,429,750
WEBSTER FINANCIAL CORP.                       50,000       1,218,750       15,200        370,500       65,200      1,589,250
WERNER ENTERPRISES, INC.                     206,750       2,894,500                                  206,750      2,894,500
WOODHEAD INDUSTRIES, INC.                    197,800       4,351,600                                  197,800      4,351,600

                                                     ---------------              --------------              --------------
                                                         208,948,194                  26,296,812                 235,245,006
                                                     ===============              ==============              ==============


*    NON-INCOME PRODUCING SECURITIES

** COMMERCIAL PAPER IS TRADED ON DISCOUNT BASIS: THE INTEREST RATE SHOWN REFLECTS THE DISCOUNT RATE PAID AT THE TIME OF PURCHASE BY THE FUND.




See notes to proforma financial statements.

Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Small Company Value II Fund
Notes to Pro Forma Financial Statements (unaudited)
October 31, 2000


1. Basis of Combination


     The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Warburg Pincus Small Company Value II Fund ("WP Small Company") into the Credit Suisse Warburg Pincus Small Company Value Fund ("Credit Suisse Small Company"). The proposed acquisition will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition provides for the transfer of all of the assets of WP Small Company to Credit Suisse Small Company in exchange for Credit Suisse Small Company Common Shares, the distribution of such Credit Suisse Small Company Common Shares to Common Class and Advisor Class shareholders of WP Small Company and the subsequent liquidation of WP Small Company. The accounting survivor in the proposed acquisition will be Credit Suisse Small Company. This is because although WP Small Company has the same investment objective as Credit Suisse Small Company, the surviving fund will invest in a style that is similar to the way in which Credit Suisse Small Company is currently operated (including hedging and investment in debt securities). Additionally, Credit Suisse Small Company has a significantly larger asset base than WP Small Company.


     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

     WP Small Company and Credit Suisse Small Company are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

     The Pro Forma adjustments below reflect the impact of the acquisition of WP Small Company by Credit Suisse Small Company.

(a) To decrease Investment Advisory Services Fees to reflect the revised fee schedule.

(b) To re-classify Distribution fees from WP Small Company Common Class Shares and Advisor Class Shares to Credit Suisse Small Company Common Shares.

(c) To decrease Distribution fees in WP Small Company Advisor Shares from 0.50% to 0.25%.

(d) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(e) Adjustment based on the contractual agreements with the custodian for the combined fund.

(f) Adjustment based on the addition of PFPC as administrator based on fee schedule.

(g)  Adjustment based on the addition of CSAMSI as co-administrator.

(h) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(i) Adjustment to eliminate fee waiver for PFPC and Transfer Agent offset. Increase CSAM waiver and reduce total expense ratio.

2. Summary of Significant Accounting Policies

     Following is a summary of significant accounting policies, which are consistently followed by WP Small Company and Credit Suisse Small Company in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     Security Valuation - Securities traded on a U.S. or foreign stock exchange, or the Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board.

     Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     Federal Income Taxes - WP Small Company and Credit Suisse Small Company intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of their taxable income to their shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Distributions to Shareholders - Distributions from net investment income and net realized capital gains, if any, are declared annually.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification. The response to this item is incorporated by reference to "Plan of Reorganization" under the caption Proposal Number 1 - Information About the Reorganization" and to "Liability of Directors" under the caption "Proposal - Information on Shareholders' Rights" in Part A of this Registration Statement.

Item  16.  Exhibits

(1)(a) Registrant's Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-3706) filed on December 29, 1995.

(1)(b) Registrant's Amendment to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 20, 1997.

(1)(c) Registrant's Amendment No. 2 to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2000.

(1)(d) Registrant's Amendment No. 3 to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on January 24, 2001.

(1)(e) Registrant's Amendment No. 4 to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2001.

(2)(a) By-Laws of the Registrant are incorporated by reference to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on
        March 4, 1986.

(2)(b) Amendments to the By-Laws are incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2001.

(3)     Not Applicable.

(4) Plan of Reorganization (included as Exhibit A to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Specimen Stock Certificate is incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 24, 1992.

(6)(a) Investment Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 24, 1992.

(6)(b) Interim Investment Advisory Contract with Credit Suisse Asset Management, LLC dated November 3, 2000 is incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on December 29, 2000.

(7)     Not Applicable.

(8)     Not Applicable.

(9) Custodial Services Agreement is incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on December 31, 1992.

(10)(a) Form of Distribution Plan pursuant to Rule 12b-1 under the 1940 Act is incorporated by reference; material provisions, other than the fee rate, as set forth under "Summary - Sales Charges" in Part A of this Registration Statement are substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on
        August 1, 2000.

(10)(b) Distribution Agreement dated as of December 18, 2000 is incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on December 29, 2000.

(10)(c) Registrant's Plan for Multiple Classes of Shares pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2001.


(11) Opinion and Consent of Hale & Dorr, counsel to Registrant, with respect to validity of shares.


(12)    Opinion of Willkie Farr & Gallagher with respect to tax matters.*

(13)(a) Form of Transfer Agency Agreement is incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2001.

----------

*    See Item 17 (undertakings).

(13)(b) Form of Co-Administration Agreement with Credit Suisse Asset Management Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2001.

(13)(c) Form of Co-Administration Agreement with PFPC, Inc. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N1-A (File No. 33-3706) filed on February 28, 2001.

(14)(a) Consent of Ernst & Young LLP.

(14)(b) Consent of PricewaterhouseCoopers LLP.

(15)    Not Applicable.

(16)    Powers of Attorney.

(17)(a) Form of Proxy Card (included as an exhibit to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(17)(b) Registrant's declaration pursuant to Rule 24f-2 is incorporated by reference to the Registration Statements.


(17)(c) Prospectus of the Registrant is incorporated by reference to Registrant's Registration Statement on Form N-14, filed on March 9, 2001.

(17)(d) Prospectuses of the Acquired Fund is incorporated by reference to Registrant's Registration Statement on Form N-14, filed on
        March 9, 2001.

(17)(e) Statement of Additional Information for the Registrant is incorporated by reference to Registrant's Registration Statement on Form N-14, filed on March 9, 2001.

(17)(f) Annual Report of the Registrant is incorporated by reference to Registrant's Registration Statement on Form N-14, filed on March 9, 2001.

(17)(g) Annual Report of the Acquired Fund is incorporated by reference to Registrant's Registration Statement on Form N-14, filed on
        March 9, 2001.


Item    17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned Registrant agrees to file the tax opinion required by
        Item 16(12) in a post-effective amendment to this Registration Statement after the Closing of the Reorganization.

(3) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 9th day of April, 2001.

                                     Credit Suisse Warburg Pincus Capital Funds
                                       on behalf of Credit Suisse Warburg Pincus
                                       Small Company Value Fund

                                     By: /s/ James P. McCaughan
                                     ---------------------------------------
                                     Name: James P. McCaughan
                                     Title: Chairman of the Trust

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                    Title                       Date
        ---------                    -----                       ----


/s/                            Trustee                          April 9, 2001
--------------------------
    Richard H Francis

/s/ Jack W. Fritz              Trustee                          April 9, 2001
--------------------------
    Jack W. Fritz

/s/ Jeffrey E. Garten          Trustee                          April 9, 2001
--------------------------
    Jeffrey E. Garten

/s/ Peter F. Krogh             Trustee                          April 9, 2001
--------------------------
    Peter F. Krogh

/s/ James S. Pasman, Jr.       Trustee                          April 9, 2001
--------------------------
    James S. Pasman, Jr.

/s/ William W. Priest          Trustee                          April 9, 2001
--------------------------
    William W. Priest

/s/                            Trustee                          April 9, 2001
--------------------------
    Steven N. Rappaport

                                  EXHIBIT INDEX

Exhibit Number                Description                               Page
--------------                -----------                               ----

     11               Opinion and Consent of Hale & Dorr              ________

     14(a)            Consent of Ernst & Young LLP                    ________

     14(b)            Consent of PricewaterhouseCoopers LLP           ________